UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  December 26, 2003


                      MORGAN STANLEY DEAN WITTER CREDIT CORP
                 HELOC Asset-Backed Notes, Series 2003-2 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-104046-13       N/A
Pooling and Servicing Agreement)      (Commission         IRS EIN
(State or other                       File Number)
jurisdiction
of Incorporation)




       c/o Wells Fargo Bank Minnesota, NA
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

 On December 26, 2003 a distribution was made to holders of MORGAN STANLEY DEAN WITTER CREDIT CORP, HELOC Asset-Backed Notes, Series 2003-2 Trust.



ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of HELOC Asset-Backed Notes,
                                        Series 2003-2 Trust, relating to the
                                        December 26, 2003 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MORGAN STANLEY DEAN WITTER CREDIT CORP
            HELOC Asset-Backed Notes, Series 2003-2 Trust

              By:    Wells Fargo Bank Minnesota, N.A. as Indenture Trustee
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  1/8/04
                                INDEX TO EXHIBITS


Exhibit Number            Description

EX-99.1 Monthly report distributed to holders of HELOC Asset-Backed Notes, Series 2003-2 Trust, relating to the December 26, 2003 distribution.







Morgan Stanley Dean Witter Credit Corp HELOC Trust
HELOC Asset-Backed Notes



Record Date:             11/30/03

Distribution Date:       12/26/03

MSDWCC  Series: 2003-2

Contact: Customer Service - CTSLink
         Wells Fargo Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

     Note        55353WAB2              SEN             1.37875%     404,671,024.48         480,448.48         514,805.64
     CERT        MSH03CERT              SUB             0.00000%      17,905,108.22          45,038.88               0.00
      OC                                OC              0.00000%         328,975.52               0.00               0.00
Totals                                                               422,905,108.22         525,487.36         514,805.64

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

Note                          0.00     404,156,218.84         995,254.12               0.00
CERT                      1,392.43      20,506,827.99          45,038.88           1,392.43
OC                       31,495.81         812,285.35               0.00          31,495.81
Totals                   32,888.24     425,475,332.18       1,040,293.00          32,888.24

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

Note                405,000,000.00       404,671,024.48               0.00        514,805.64             0.00           0.00
CERT                          0.00        17,905,108.22               0.00              0.00             0.00       1,392.43
OC                            0.01           328,975.52               0.00              0.00             0.00      31,495.81
Totals              405,000,000.01       422,905,108.22               0.00        514,805.64             0.00      32,888.24

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                               Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 Note                    514,805.64       404,156,218.84       0.99791659          514,805.64
 CERT                      1,392.43        20,506,827.99       0.00000000                0.00
 OC                       31,495.81           812,285.3228,535.00000000                  0.00

 Totals                  547,693.88       425,475,332.18       1.05055638          514,805.64

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


Note                    405,000,000.00       999.18771477        0.00000000         1.27112504         0.00000000
CERT                              0.00         0.00000000        0.00000000         0.00000000         0.00000000
OC                                0.01         0.00000000        0.00000000         0.00000000         0.00000000





                                Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

Note                    0.00000000         1.27112504       997.91658973        0.99791659         1.27112504
CERT                    0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
OC                      0.00000000         0.00000000         0.00000000 81228535.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


Note                405,000,000.00         1.37875%     404,671,024.48         480,448.48              0.00               0.00
CERT                          0.00         0.00000%      17,905,108.22          45,038.88              0.00               0.00
OC                            0.01         0.00000%         328,975.52               0.00              0.00               0.00
Totals              405,000,000.01                                             525,487.36              0.00               0.00


                                      Interest Distribution Statement (continued)

                                                                                   Remaining                Ending
                     Non-Supported                                   Total            Unpaid          Certificate/
                          Interest           Realized             Interest          Interest              Notional
 Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


 Note                          0.00               0.00           480,448.48              0.00        404,156,218.84
 CERT                          0.00               0.00            45,038.88              0.00         20,506,827.99
 OC                            0.00               0.00                 0.00              0.00            812,285.35
 Totals                        0.00               0.00           525,487.36              0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.




                                               Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


Note                  405,000,000.00         1.37875%       999.18771477        1.18629254         0.00000000         0.00000000
CERT                            0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
OC                              0.01         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5)  Per $1 denomination.


                                 Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


Note                    0.00000000         0.00000000         1.18629254        0.00000000       997.91658973
CERT                    0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
OC                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                                  CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                          CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                                1,274,090.08
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                            (32,888.24)

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                         1,241,201.84

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              200,908.84
     Payment of Interest and Principal                                                                 1,040,293.00
Total Withdrawals (Pool Distribution Amount)                                                           1,241,201.84


Ending Balance                                                                                                 0.00



                                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00





                                                             SERVICING FEES

Gross Servicing Fee                                                                                      156,819.84
Credit Enhancer Premium                                                                                   43,839.00
Owner Trustee Fee                                                                                            250.00
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        200,908.84




                                                             OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Financial Guaranty                                        0.00               0.00              0.00              0.00

                                     LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                           DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         1                      0                       0                       1
                                  47,916.89              0.00                    0.00                    47,916.89

30 Days   2                       0                      0                       0                       2
          67,307.26               0.00                   0.00                    0.00                    67,307.26

60 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

90 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    2                       1                      0                       0                       3
          67,307.26               47,916.89              0.00                    0.00                    115,224.15


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.015964%              0.000000%               0.000000%               0.015964%
                                  0.011262%              0.000000%               0.000000%               0.011262%

30 Days   0.031928%               0.000000%              0.000000%               0.000000%               0.031928%
          0.015819%               0.000000%              0.000000%               0.000000%               0.015819%

60 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

90 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.031928%               0.015964%              0.000000%               0.000000%               0.047893%
          0.015819%               0.011262%              0.000000%               0.000000%               0.027081%


(7) Delinquencies are stratified according to information the servicer has provided. Bankruptcy, Foreclosure, and REO are included in the Delinquency amounts. For all categories, 180+ amounts are reported in the 150+ category.

                                                            OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00







                                   COLLATERAL STATEMENT
 Collateral Description                                              6 Month LIBOR ARM

 Weighted Average Gross Coupon                                               3.463483%
 Weighted Average Net Coupon                                                 3.018505%
 Weighted Average Pass-Through Rate                                          2.894111%
 Weighted Average Maturity(Stepdown Calculation )                                    0
 Beginning Scheduled Collateral Loan Count                                       5,948

 Number Of Loans Paid In Full                                                    (316)
 Ending Scheduled Collateral Loan Count                                          6,264
 Beginning Scheduled Collateral Balance                                 422,905,108.22
 Ending Scheduled Collateral Balance                                    425,475,332.18
 Ending Actual Collateral Balance at 30-Nov-2003                        425,475,332.18
 Monthly P &I Constant                                                            0.00
 Special Servicing Fee                                                            0.00
 Prepayment Penalties                                                             0.00
 Realized Loss Amount                                                             0.00
 Cumulative Realized Loss                                                         0.00



               Miscellaneous Reporting
   Current Period Additional Balances                           19,670,731.13
   Investor Amount                                             404,968,504.19
   Investor Floating Allocation %                                  95.766164%
   Overcollateralization Shortfall                               5,746,024.48
   Principal Collections                                        17,067,618.93
   Required Overcollateralization Amt                            6,075,000.00
   Interest Collections                                          1,253,492.26
   Realized Loss Amount                                             32,888.24
   Cumulative Realized Loss                                         32,888.24
   Sum of 3 Largest Loan Balance                                15,432,371.33
   Pre-Funding Loan Purchase                                    39,387,807.53
   Pre-Funding Amount Paid as Principal                             20,347.82
